Exhibit 99.2

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Tuesday, April 4, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. METALDYNE PERFORMANCE GROUP INC. ONE TOWNE SQUARE SUITE 550 SOUTHFIELD, MI 48076 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Tuesday, April 4, 2017 the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E20829-S56168 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. METALDYNE PERFORMANCE GROUP INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3: For Against Abstain 1. To vote on a proposal to adopt the Agreement and Plan of Merger, dated as of November 3, 2016, as it may be amended from time to time, among Metaldyne Performance Group Inc. ("MPG"), American Axle & Manufacturing Holdings, Inc., and Alpha SPV I, Inc. (the "Merger Agreement"), and approve the transactions contemplated thereby. To vote on a proposal to approve, on an advisory non-binding basis, the compensation that may be paid or become payable to MPG's named executive officers in connection with the merger contemplated by the Merger Agreement. ! ! ! ! ! ! ! ! ! 2. 3. To vote on a proposal to adjourn the special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to adopt the Merger Agreement and approve the transactions contemplated by the Merger Agreement. NOTE: In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. Yes ! No ! Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, custodian or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 5, 2017: The Notice and Proxy Statement/Prospectus are available at www.proxyvote.com. E20830-S56168 METALDYNE PERFORMANCE GROUP INC. Special Meeting of Stockholders April 5, 2017 8:30 a.m. Eastern Time This proxy is solicited by the Board of Directors By signing this proxy, the undersigned hereby revokes all prior proxies and appoints Thomas M. Dono, Jr. and Gary Ford, or either of them, as their proxies and attorneys-in-fact, each with full power to appoint his or her substitute, and authorizes them to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of METALDYNE PERFORMANCE GROUP INC. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 8:30 a.m. Eastern Time on Wednesday, April 5, 2017, at Two Towne Square, Suite 110, Conference Center, Southfield, Michigan 48076, and any adjournment or postponement thereof, and to vote in his or her discretion on any other matters that may properly come before the meeting or at any adjournment or postponement thereof. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF METALDYNE PERFORMANCE GROUP INC. FOR USE AT THE SPECIAL MEETING OF STOCKHOLDERS OF METALDYNE PERFORMANCE GROUP INC. TO BE HELD ON APRIL 5, 2017 AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE. This proxy is revocable and the undersigned may revoke it at any time prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Company or by filing with the Secretary of the Company a later-dated proxy. Should the undersigned be present and want to vote in person at the Special Meeting, or at any postponement or adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the meeting. The undersigned hereby acknowledge(s) receipt of a Notice of Special Meeting of Stockholders of the Company called for April 5, 2017 and the Proxy Statement/Prospectus for the Special Meeting prior to the signing of this proxy. Continued and to be marked, dated and signed on reverse side of this card V.1.1